UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2010
ORIENTAL FINANCIAL GROUP INC.
(Exact Name of Registrant as Specified in its Charter)

Commonwealth of Puerto Rico	001-12647	66-0538893

(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Oriental Center Professional Offices Park 997 San Roberto Street, 10th Floor San Juan, Puerto Rico	00926

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (787) 771-6800

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
     At the annual meeting of shareholders of Oriental Financial Group Inc. (the “Group”), held on April 30, 2010 (the “Annual Meeting”), the proposals listed below were submitted to a vote of shareholders as set forth in the Group’s definitive proxy statement for the Annual Meeting.
Proposal 1 — Election of Directors
     The three nominees named in the definitive proxy statement were elected to serve as directors for a three-year term expiring at the 2013 annual meeting of shareholders and when their successors are duly elected and qualified. The voting results with respect to each nominee were as follows:

Directors	For	Withheld
José J. Gil de Lamadrid	17,604,465	206,513
José Rafael Fernández	17,623,145	187,833
Maricarmen Aponte	17,618,486	192,492
Proposal 2 — Replenishment of Shares Reserved for Issuance under the Omnibus Performance Incentive Plan
     The proposal to replenish the number of shares reserved for issuance under the Group’s Amended and Restated 2007 Omnibus Performance Incentive Plan was approved by a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes

15,222,967	2,413,027	174,984	3,907,387

Proposal 3 — Amendment to Omnibus Performance Incentive Plan
     The proposal to amend the Group’s Amended and Restated 2007 Omnibus Performance Incentive Plan to grant the Compensation Committee discretionary authority to accelerate the exercise or vesting schedules of certain equity awards to non-employee directors was defeated by a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes

8,564,360	8,998,245	248,373	3,907,387
Proposal 4 — Amendment to Article Fourth of the Certificate of Incorporation
     The proposal to amend Article Fourth of the Group’s Certificate of Incorporation, as amended, to increase the authorized number of shares of common stock, par value $1.00 per share, from 40,000,000 to 100,000,000 and the authorized number of shares of preferred stock, par value $1.00 per share, from 5,000,000 to 10,000,000 was approved by a majority of the outstanding shares entitled to vote. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes

16,196,648	1,560,174	54,156	3,907,387
Proposal 5 — Ratification of Selection of Independent Auditors
     The proposal to ratify the selection of KPMG LLP as the Group’s independent auditors for the year ending December 31, 2010 was approved by a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote. The voting results were as follows (there were no broker non-votes):

For	Against	Abstain

21,583,275	97,692	37,398

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Group has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORIENTAL FINANCIAL GROUP INC.
Date: May 3, 2010	By:	/s/ Carlos O. Souffront
Carlos O. Souffront
General Counsel and Secretary of the Board of Directors